Investment in Associates	12 Months Ended
Dec. 31, 2020
Disclosure of associates [abstract]
Investment in Associates
14. INVESTMENT IN ASSOCIATES

The following table shows a continuity of the Company's investment in Maverix and its investment in other associates:

	2020	2019
Balance of investment, December 31, 2019	$84,319	$69,116
Disposal of investment in associate	(23,467)	—
Adjustment for change in ownership interest	1,489	(42)
Dividends	(1,310)	—
Dilution gains	9,160	13,480
Income from associate	1,369	1,765
Blance of investment, December 31, 2020	$71,560	$84,319
(1)Includes adjustment for change in ownership.
Investment in Maverix:
On June 5, 2020, the Company completed a Secondary Offering pursuant to an underwriting agreement dated May 29, 2020 between Maverix, the Company, and a syndicate of underwriters (the "Secondary Offering"). As part of the Secondary Offering, the Company sold 10,350,000 common shares of Maverix at a price of $4.40 per common share for aggregate gross proceeds of $45.5 million and paid underwriting fees equal to 4% of the gross proceeds equal to $1.9 million.
Concurrent with the Secondary Offering, the Company acquired ownership or control of an additional 8,250,000 common shares of Maverix through the exercise of its remaining 8,250,000 common share purchase warrants in Maverix (the "Warrants"). 5,000,000 Warrants had an exercise price of $1.56 and 3,250,000 Warrants had an exercise price of $2.408. Maverix received gross proceeds of approximately $15.6 million. As a result, the Company de-recognized the remaining warrant liability representing in substance ownership of Maverix. This warrant liability was $15.0 million as at December 31, 2019.
The Company's share of Maverix income or loss was recorded, based on its 26% interest from January 1, 2020 to June 5, 2020, 18% from June 6, 2020 to October 29, 2020, and 17% from October 30, 2020 to December 31, 2020 (26% for the year ended December 31, 2019), representing the Company’s equity interest.
Deferred Revenue:
Deferred revenue relates to precious metal streams whereby the Company will sell 100% of the future gold production from La Colorada and 5% of the future gold production from La Bolsa, which is in the exploration stage, to Maverix for $650 and $450 per ounce, respectively (the "Streams").
The deferred revenue related to the Streams will be recognized as revenue by Pan American as the gold ounces are delivered to Maverix. As at December 31, 2020, the deferred revenue liability was $13.3 million (December 31, 2019 - $12.5 million).
Income Statement Impacts:
The Company recorded a gain of $23.5 million during the year ended December 31, 2020 as a result of the disposition of shares pursuant to the Secondary Offering.
The Company recognized $9.2 million in dilution gains during the year ended December 31, 2020 (2019 - $13.5 million). Dilution gains are recorded in share of income from associate and dilution gain.
For the year ended December 31, 2020, the Company also recognized $1.4 million share of income from associate (2019 - $1.8 million), which represents the Company's proportionate share of Maverix's earnings during the periods.